                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 3, 2004
                Date of Report (Date of earliest event reported)

                                 PXRE GROUP LTD.


             (Exact name of registrant as specified in its charter)



         Bermuda                       1-15259                98-0214719
(State or other jurisdiction         (Commission           (I.R.S. Employer
of incorporation or organization)      File No.)          Identification No.)



         PXRE House                               P.O. Box HM 1282
         110 Pitts Bay Road                       Hamilton HM FX
         Pembroke HM 08                           Bermuda
         Bermuda
         (Address, including zip code,
         of principal executive offices)          (Mailing address)


                                 (441) 296-5858
              (Registrant's telephone number, including area code)




                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 3, 2004, PXRE Group Ltd. (the "Company") issued a press release (the "Press Release") announcing the Company's results for the quarter ended September 30, 2004. A copy of the Press Release is attached hereto as Exhibit
99.1 to this Form 8-K. This Form 8-K and Exhibits 99.1 and 99.2 hereto are each being furnished pursuant to Item 2.02 of Form 8-K and are therefore not to be considered "filed" with the Securities and Exchange Commission (the "SEC").


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

           (c)     Exhibits

           Exhibit No.   Description

           99.1 Press release of PXRE Group Ltd. dated November 3, 2004 containing financial information for the quarter and period ended September 30, 2004.

           99.2 Preliminary Unaudited Financial Statements as of and for the quarter and period ended September 30, 2004 (excluding footnotes).


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          PXRE GROUP LTD.
                                            (Registrant)



                                     By:      /s/ Jeffrey L. Radke
                                     -----------------------------------------
                                     Name:  Jeffrey L. Radke
                                     Title: President & Chief Executive Officer



Date: November 3, 2004